NEXXUS LIGHTING

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

NEXXUS™ LIGHTING

August 2009

Safe Harbor Statement

Certain statements contained in this presentation are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Reference is made to Nexxus Lighting's filings under the Securities Exchange Act for factors that could cause actual results to differ materially. Nexxus Lighting undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

Company Overview

A leading provider of advanced lighting solutions, including LED lighting and fiber optic lighting







Corporate Facts

- Headquartered in Charlotte, NC
- 65 employees
- 2008 40% Growth
  - Revenue of $14.2m, vs. $10.2m in 2007
- 30 issued, 40 pending patents
- Distribution:
  - North America:
    - 100 commercial lighting agencies
  - International:
    - 42 distributors serving 35 countries

Focus

Markets

- Commercial / Architectural
- Retrofit / Energy Saving Renovations
- Sign Lighting
- Pool and spa lighting

Technology

- High volume white light
- High performance color lighting
- Specialty white light

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

NEXXUS LIGHTING

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

Broad, Innovative Portfolio

array lighting



LUMificient
A Nexxus Lighting Company



NEXXUS LIGHTING
Pool & Spa Lighting Division



NEXXUS LIGHTING
Commercial Lighting Division



Representative Applications / Installations





Representative Applications / Installations


Signature
Audio


verizon wireless
The Wireless Network | Premium Retailer

NEXXUS LIGHTING
CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

Representative Applications / Installations





Key Industry Trends

- Technology innovation / declining LED costs driving demand
  - Lighting Industry is embracing LED as the next great light source
    - LightFair 2009 – "The Great Awakening"

- Energy efficiency and regulatory influence
  - Lighting is the single largest Electrical Load in the US
    - California Lighting Technology Center
  - Stimulus Act of 2009 provides $16.8 billion for DOE programs to promote energy efficiency
  - 2007 U.S. Energy Act: All new bulbs must use 25% to 30% less energy than incandescent starting in 2012
  - Time of Use Rate Structures & Critical Peak Pricing by Utilities will dramatically increase the costs of energy as demand on our existing energy load continues to rise
    - SDGE Tariff for Critical Peak Pricing Days can exceed $1.0 /KWH!
  - The largest opportunity for customers is to conserve
  - Largest opportunity for conservations is LED lighting

Nexxus Advantage

- 30 Issued Patents – 40 Combined Patents Pending Globally
- Superior Design and Thermal Management
- Selective Heat Sink™ (SHS) method and a large array of low current / high efficacy LEDs
  - Enables achievement of unmatched performance in a much smaller package
- LED trade secrets
  - Array die and phosphor package design
  - Line voltage and dimming control programming
  - Assembly methodology

Array 2009 Product Family Launch


array lighting
Array Lighting
Official Launch Announcement

Superior Design and Performance

Selective Heat Sink Technology

Array lamps have been designed and engineered to utilize patent pending, Selective Heat Sink Technology™ (SHS), a ground breaking approach to thermal management. Correct thermal management is a key factor in creating a high quality LED lamp and we have addressed this in a unique way so as to maximize lamp life and ensure consistent color quality. No longer will quality of light be sacrificed to appease sustainability demands.

SHS **Selective Heat Sink Technology.** Metal rods are placed at key junction points where LEDs are connected to the circuit board maximizing lamp life, and ensuring consistent color quality for the rated 50,000 hours.

Dimmability. Array LED lamps have unique dimming circuitry which allows them to dim smoothly from 100% to 10% on most standard commercial dimmers.

Color Consistency. Array LED lamps utilize an array of high efficacy, low power LED's to create a smooth layering of color with unmatched color consistency.

Recycled Plastic Housings. SHS Technology allows Array lamp housings to be made from Bayer MaterialScience® Bayblend recycled plastic resin. Bayer MaterialScience

Lightweight. Injected molded, recycled plastic lamp housings and minimal metal content make Array LED lamps the lightest weight LED lamps on the market.

Automated Production. High standards of consistency due to an automated manufacturing process, which includes no hand soldering or screws in the design.

Traditional Lamp Sizes. Array lamps are designed as a direct replacement for standard incandescent lamps. Simply remove your existing lamp and replace it with our state of the art, Array LED lamp.


SHS

Array PAR30

Array Lighting Advantage

- Highest efficacy LED lamp in the market
- 20% more lumens per watt than competitive products
- 75% maintained vs. initial lumens at 50,000 hours
- Lightest weight LED lamp line in the industry
  - No large, clunky aluminum heat sinks, fins or housing
- Automated manufacturing
  - No hand soldering / screws
- All lamp types dimmable on standard commercial dimmers


Array PAR30
8.0 Watt or 6.0 Watt
Array MR16
3.0 Watt
Array GU10
3.0 Watt
Array PAR16
3.0 Watt
Array G4
1.2 Watt

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

Summer 2009 Introductions

- 230V 50 Hz Par 30-7 Offering
- Par 30-7 25° Beam Spread Narrow Optics
- MR16 / Par 16 25° Beam Spread Narrow Optics


PAR 30 LED
ENERGY SAVING LED TECHNOLOGY
PAR 30 LED
ENERGY SAVING LED TECHNOLOGY
PAR 30 LED
ENERGY SAVING LED TECHNOLOGY
50,000
array lighting

Target Industry Case Studies – Speaking Their Language


Restaurant Industry + Array

Energy savings à la carte.

On average, restaurant owners spend 4 percent of their gross revenue on energy costs and only 4 percent of gross revenue becomes profit. Lighting energy usage accounts for 19% of all energy costs. Replacing incandescent lamps with Array LED Lamps will reduce lighting costs by 80 percent thus increasing profit from 4.0 to 4.6 percent of revenue, which correlates to a 15% increase in profit.

Array LED Lamps not only save energy, but the lamps last much longer, leading to a significant savings on maintenance costs. If one restaurant were to replace (75) PAR30 75 watt incandescent recessed down lights with the Array 7.8 watt PAR30 the restaurant would save more than $3800 per year. The Array LED PAR30 is available in 3000K warm white which produces a warm color tone similar to that of incandescent lamps, 5000K natural white, and 6500K cool white. Array LED lamps are dimmable giving you complete control over the look and feel of the dining experience which extends the lamp life while reducing energy costs even further.

On average restaurants operate 16 - 20 hours a day. Retrofitting a restaurant that operates 18 hours per day with Array LED Lamps would result in a return on investment of 456% over the expected Array lamp life of 7.6 years.

Environmental Advantage.

Another significant advantage of Array LED lamps compared to incandescent and CFL lamps is that they create a minimal carbon footprint. If each of the over 945,000 restaurants in the United States replaced only one 75 watt incandescent PAR30 lamp with an Array 7.8 watt PAR30 LED lamp, 607,890,000 pounds of CO_2 emissions could be avoided each year. A decrease of 607,890,000 pounds of CO_2 is equivalent to 82,600 trees planted or 50,500 cars taken off the road per year.

It is also important to note that LED lamps are well suited for food preparation areas. Unlike CFLs, Array LED lamps contain absolutely no mercury and have no breakable parts.

7

Increase your profit by 15%

Lighting Energy Costs
EBITA
Reduction
Increase
A 80% reduction in lighting energy usage equates to a 15% increase in EBITA
Energy Consumption
Other
Computers
Cooking
Lighting
HVAC
Refrigeration
Energy consumed by lighting accounts for 19% of energy costs

Unlike CFLs, Array Lamps contain no mercury and no breakable parts which makes them ideal for food prep areas.

Restaurant Case Study

The following case study is based on a typical restaurant layout with 2609 square feet. Energy costs are equivalent to US Averages of 9.95 cents per kWh, restaurant operating hours of 18 hours a day/6552 hours per year and a 45 cent re-lamping maintenance cost per lamp. The restaurant is equipped with (9) 2x4 T8 fluorescent fixtures, (3) 1x4 T8 fluorescent fixtures, and the restaurant has been retrofitted with (81) 7.8W Array PAR30 track mounted lamps and (44) 7.8W Array PAR30 recessed down lights in exchange for (125) 75W Halogen PAR30 lamps.

Old lighting system - 75W Halogen PAR30 Lamps

New lighting System - 7.8W Array PAR30 Lamps

15% Increase in Profit

By retrofitting the interior lighting system with (125) 7.8 watt Array LED PAR30 lamps an 81.3% reduction in lighting energy costs can be observed as well as a reduction in overall energy costs of 15%.

In the above scenario, you will experience a 15% increase in profit, the equivalent to a 15% increase in sales ($137,300) after just one year.

EPAct 2005 Savings

Building owners can reduce operating costs and increase profitability and competitiveness by investing in the highest levels of energy-efficient lighting—now with the added benefit of deducting up to the entire expense of new interior lighting in the tax year that it is placed in service. Ask an Array representative today for detailed information on how you can take advantage of EPAct tax credits and how much you can expect to qualify for .

Case Summary

NEXXUS LIGHTING

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

Bottom Line Profit Improvement



Hotel Industry + Array
Five Star Energy Savings.
Increase your profit by 2%
Reduce Maintenance Costs.
Hotel Case Study
$293K Lifetime Savings
Case Summary

In Terms the Customer Understands


Retail Industry + Array
Display Your Savings.
The Retail Industry is the second largest industry in the United States, with total retail sales for 2008 weighed in at $3.8 trillion. The retail industry spends approximately $20 billion per year on energy according to the Department of Energy. Every dollar saved on energy is pure profit, so replace your incandescent lamps with Array LED lamps today to easily reduce your energy costs and increase your bottom line.
Energy is the largest expense for a retailer after payroll so even a one percent reduction in energy consumption can have a significant impact on your bottom line. Energy Star states that a 10 percent reduction in energy costs can increase profit margins by 1.55 percent. Within a retail environment, on average 37% of energy costs are directly related to lighting. Replacing incandescent lamps with Array LED Lamps can reduce lighting energy costs by 80% correlating to a 5% overall increase in profit for your facility.
In addition to pure cost savings, a lighting retrofit can improve the work environment and provide your organization the opportunity to market your commitment to sustainability and the environment.
Increase your profit by 5%
Lighting Energy Costs
EBITA
Reduction
5% Increase
A 80% reduction in lighting energy usage equates to a 5% increase in EBITA
Energy Consumption
Computers
Refrigeration
Other
HVAC
Office Equipment
Lighting
37%
Energy consumed by lighting accounts for 37% of energy costs
Energy consumed by lighting accounts for 37% of overall energy costs
Best of Both Worlds.
Quality of light doesn't have to be sacrificed in order to be energy efficient when you retrofit your facility with Array LED lamps. Designers and retail owners can feel confident that they are installing a high quality light source with high quality color rendering. It truly is the best of both worlds.
Through our unique design, Array LED lamps utilize an array of high efficacy, low power LED's which create a smooth layering of color making your products the center of attention. Array LED lamps come in a variety of color temperatures including warm white (3000K), natural white (5000K) and cool white (6500K). Our automated manufacturing process ensures all Array lamps will have best in class, lamp to lamp color consistency.
Designers and retail owners can feel confident that they are installing a high quality light source with high quality color rendering. It truly is the best of both worlds.
11
Retail Case Study
The following case study is based on a typical retail store layout with 1570 square feet. Energy costs are equivalent to US Averages of 9.95 cents per kWh, retail operating hours of 18 hours a day/6552 hours per year and a 45 cent re-lamping maintenance cost per lamp. The store is equipped with (4) 2x4 T8 fluorescent fixtures, and has been retrofitted with (63) 7.8W Array PAR30 lamps track mounted and (42) 7.8W Array PAR30 recessed down lights in exchange for (105) 75W Halogen PAR30 lamps.
Lamp
Wattage
Color (4MD)
Lumens/Watt
Lifetime
Weight
Halogen PAR30
75 watts
3000K
11 lumens/watt
2,000 hours
Array LED PAR30
7.8 watts
3000K
70 lumens/watt
50,000 hours
Less is More
In the scenario above, retrofitting your store with Array LED lamps will result in a total operating wattage reduction of 6,922 watts or 85.5%. This reduction in operating wattage would be like reducing the number of 75W Halogen PAR30 lamps in use from 105 to 11. Factor in maintenance savings and your total cost of ownership savings is $47,886.
105
11
Reduce your operating wattage significantly.
EPAct 2005 Savings
Building owners can reduce operating costs and increase profitability and competitiveness by investing in the highest levels of energy-efficient lighting—now with the added benefit of deducting up to the entire expense of new interior lighting in the tax year that it is placed in service. Ask an Array representative today for detailed information on how you can take advantage of EPAct tax credits and how much you can expect to qualify for.
Building Square Footage
New Operating Lighting Wattage
Lighting Power Density (W/sq ft)
Deduction per square foot
Total Deduction for Restaurant
Case Summary
Array Payback and Savings
Years
Total Cost of Ownership
Halogen Lamps
Array Lamps
Total Operating Wattage

The Results Speak For Themselves



CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

NEXXUS LIGHTING

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT





NEXXUS LIGHTING

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT



NEXXUS LIGHTING

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

The Industry is Taking Note


LD+A
Growing Green


vmsd
PRETTY IN PINK
one
one group one solution


LED
burt schraga


Business Day
The New York Times
TECHNOLOGY
Industry Looks to LED Bulbs for the Home

Nexxus Growth Strategy

- Rapidly Ramp New Array Lighting Brand
  - Broad Praise at LightFair 2009 – May
    - NY Times and AP Coverage
  - Growing Pipeline of RFQ / National Account Opportunities
  - On-Line Distribution Expansion
  - New Narrow Optics – Available Now
- Expand White Light LED Product Portfolio
  - Continued R&D and New Product Development of Selective Heat Sink Technology
  - New Lumificient Products – Hyperion Accent / R2 Series
  - Detailed Product Road Map for 2009-2010
- Capitalize on the Opportunities in our Target Markets
  - Retail / Hospitality (Hotels / Casinos) / Restaurants
  - ESCO's / Utilities / Municipalities

NEXXUS LIGHTING

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

NEXXUS™

LIGHTING